Exhibit 10.1

SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of November 30, 2022 (this “Sixth Amendment”), is entered into among (a) RUBICON GLOBAL, LLC, a Delaware limited liability company (“Rubicon”) and RIVERROAD WASTE SOLUTIONS, INC., a New Jersey corporation (“RiverRoad”; together with Rubicon, each a “Borrower” and collectively the “Borrowers”), (b) RUBICON TECHNOLOGIES HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), (c) CLEANCO LLC, a New Jersey limited liability company (“Cleanco”), (d) CHARTER WASTE MANAGEMENT, INC., a Delaware corporation (“Charter”), (e) RUBICON TECHNOLOGIES INTERNATIONAL, INC., a Delaware corporation (“International”), (f) the Lenders (as hereinafter defined) party hereto and (g) PATHLIGHT CAPITAL LP, as Agent (as hereinafter defined).

PRELIMINARY STATEMENTS

A. Reference is hereby made to that certain Loan and Security Agreement, dated as of March 29, 2019 (as amended by that certain First Amendment to Loan and Security Agreement, dated as of February 27, 2020, as further amended by that certain Second Amendment to Loan and Security Agreement, dated as of March 24, 2021, as further amended by that certain Third Amendment to Loan and Security Agreement, dated as of October 15, 2021, as further amended by that certain Fourth Amendment to Loan and Security Agreement, dated as of April 26, 2022, as further amended by that certain Fifth Amendment to Loan and Security Agreement, dated as of November 18, 2022, and as may be further amended, amended and restated, extended, supplemented or otherwise modified in writing from time to time and in effect immediately prior to the effectiveness of this Sixth Amendment, the “Existing Loan Agreement”, and the Existing Loan Agreement, as amended by this Sixth Amendment, the “Amended Loan Agreement”), among the Borrowers, the other Loan Party Obligors from time to time party thereto, the lenders from time to time party thereto (collectively, the “Lenders”), and Pathlight Capital LP, as agent for the Lenders (in such capacity, the “Agent”).

B. The Borrowers have requested that the Agent and the Lenders agree to amend certain of the terms and provisions of the Existing Loan Agreement and provide certain consents as specifically set forth in this Sixth Amendment.

C. The Agent and the undersigned Lenders are prepared to amend the Existing Loan Agreement, subject to the conditions and in reliance on the representations set forth in this Sixth Amendment.

Accordingly, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein, including in preamble and the preliminary statements hereto, shall have the meanings assigned to such terms in the Amended Loan Agreement.

SECTION 2. Amendments to Existing Loan Agreement. Subject to the satisfaction of the conditions precedent specified in Section 4 and in reliance upon the representations and warranties set forth in Section 5, the Existing Loan Agreement is hereby amended as follows:

(a) Section 1.1 (Certain Defined Terms) of the Existing Loan Agreement is hereby amended to amend and restate the definition of “S-1 Trigger Date” in its entirety as follows:

“S-1 Trigger Date” means the earlier of (a) five (5) Business Days after the date the Convertibles Registration Statement becomes effective and (b) January 31, 2023.

(b) Section 1.1 (Certain Defined Terms) of the Existing Loan Agreement is hereby amended to amend and restate the definition of “SEPA” in its entirety as follows:

“SEPA” means that certain Standby Equity Purchase Agreement, dated as of August 31, 2022, by and between the SEPA Purchaser and Rubicon Technologies, Inc., a Delaware corporation, as amended by the SEPA Purchaser and Rubicon Technologies, Inc. as of the date hereof, and as the same may be amended from time to time without resulting in an Event of Default hereunder.

(c) Section 1.1 (Certain Defined Terms) of the Existing Loan Agreement is hereby amended to include the following additional defined terms:

“Convertibles Registration Statement” means a registration statement filed by Rubicon Technologies, Inc. with the SEC with respect to the resale of Class A Common Stock, par value $0.0001, of Rubicon Technologies, Inc., issuable pursuant to the Convertibles SPA.

“Convertibles SPA” means that certain Securities Purchase Agreement, dated as of November 30, 2022, by and between YA II PN, Ltd. and Rubicon Technologies, Inc., as the same may be amended from time to time without resulting in an Event of Default hereunder.

(d) Section 7.15 (Financial, Collateral and Other Reporting / Notices) of the Existing Loan Agreement is hereby amended by (i) deleting the text “and” appearing at the end of Section 7.15(l) of the Existing Credit Agreement, (ii) deleting the “.” at the end of Section 7.15(m) of the Existing Credit Agreement and inserting the text “; and” in lieu thereof, and (iii) inserting a new Section 7.15(n) as follows:

(n) Amendments of SEPA and Convertibles SPA. Promptly following the occurrence of such event, any amendment, waiver, supplement, or other modification of the SEPA or the Convertibles SPA (or any of the Transaction Documents (as defined therein)), in each case, accompanied by a true, correct and complete copy thereof.

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(e) Section 7.33 (Initial Issuance Transaction) of the Existing Loan Agreement is hereby amended and restated in its entirety as follows:

7.33. Initial Issuance Transaction. On or before November 30, 2022, the Borrowers shall receive a contribution from Holdings (or any parent company of Holdings) of at least $4,960,000 from the net proceeds of the issuance of additional equity in the form of membership interests (or warrants therefor) in Holdings (or any parent company of Holdings).

(f) Section 7.34 (S-1 Filing) of the Existing Loan Agreement is hereby amended and restated in its entirety as follows:

7.34. S-1 Filing; Convertibles Registration Statement. The Borrower shall provide the Agent notice promptly upon each of the S-1 Filing and the Convertibles Registration Statement having become effective under the Securities Act and the rules and regulations promulgated thereunder.

(g) Section 7.35 (Follow-on Issuance Transaction) of the Existing Loan Agreement is hereby amended and restated in its entirety as follows:

7.35. Follow-on Issuance Transaction. On or before the S-1 Trigger Date, the Borrowers shall receive a contribution (the “Follow-on Contribution”) from Holdings (or any parent company of Holdings) of at least $25,000,000 from the net proceeds of the issuance of additional equity in the form of membership interests (or warrants therefor) in Holdings (or any parent company of Holdings) pursuant to a transaction or series of transactions of the type described in the Rodina Capital Financing Commitment Letter or similar commitment letter which has been entered into on or before the Fifth Amendment Effective Date, on such additional terms and documentation as approved by the Agent; provided, however, that Holdings shall deliver to the Agent, on or before December 19, 2022 (or such later date as the Agent may agree in writing in its sole discretion), a binding agreement, in form and substance reasonably satisfactory to the Agent, setting forth the detailed terms for a portion of the Follow-on Contribution in an amount of at least $15,000,000 pursuant to a transaction or series of transactions of the type described in the Rodina Capital Financing Commitment Letter or similar commitment letter, with the net proceeds of such portion of the Follow-on Contribution to be contributed to the Borrowers from Holdings (or any parent company of Holdings) on or before the S-1 Trigger Date and in partial satisfaction of the Follow-on Contribution.

(h) Section 7.36 (SEPA) of the Existing Loan Agreement is hereby amended by (i) deleting the text “After the S-1 Trigger Date” appearing in the second sentence of such Section and (ii) inserting the text “After the effectiveness of the SEPA Registration Statement” in lieu thereof.

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(i) The first sentence of Section 7.38 (SEPA Registration Statement) of the Existing Loan Agreement is hereby amended and restated in its entirety as follows:

7.38. SEPA Registration Statement. Holdings covenants and agrees to use its reasonable best efforts to (a) promptly (but in any event on or before the later of (i) twenty-five (25) Business Days after the Sixth Amendment Effective Date and (ii) five (5) Business Days after the Convertibles Registration Statement having become effective under the Securities Act and the rules and regulations promulgated thereunder, (or in any case such later date as may be approved in writing by the Agent)) cause Rubicon Technologies, Inc. to file a registration statement (the “SEPA Registration Statement”) with the SEC with respect to the resale of Class A Common Stock, par value $0.0001, of Rubicon Technologies, Inc., issuable pursuant to the SEPA and (b) to have such SEPA Registration Statement declared effective as soon as practicable after the filing thereof, and thereafter, to remain in effect.

(j) Section 11.1(u) (SEPA Termination) of the Existing Loan Agreement is hereby amended and restated in its entirety as follows:

(u) SEPA and Convertibles SPA. (i) Rubicon Technologies, Inc. shall exercise its right to terminate the SEPA pursuant to Section 10.01 of the SEPA, without the Agent’s prior written consent or (ii) Rubicon Technologies, Inc. agrees to any amendment, consent, waiver or other modification to the Convertibles SPA (or any of the Transaction Documents (as defined therein)) or the SEPA from and after the date hereof that reduces (or that has the effect of reducing) the maximum amount or permitted frequency of Advances under and as defined in SEPA.

SECTION 3. Certain Consents, Non-Reliance, Etc.

(a) Subject to the satisfaction of the conditions precedent specified in Section 4 and in reliance upon the representations and warranties set forth in Section 5, and notwithstanding anything in the contrary in the Loan Documents (as amended hereby), the Agent, on behalf of itself and the Lenders, hereby acknowledges that the Convertibles SPA includes certain terms and provisions that may impact the timing and nature of Rubicon Technologies, Inc.’s ability to cause the SEPA Purchaser to purchase the maximum amount of equity interests of Rubicon Technologies, Inc. that may be issued in accordance with the SEPA and as contemplated by Section 7.36 of the Amended Loan Agreement. The Agent, on behalf of itself and the Lenders, hereby acknowledges and agrees that the execution, delivery, and performance by Rubicon Technologies, Inc. of the Convertibles SPA and the amendment to the SEPA entered into by the SEPA Purchaser and Rubicon Technologies, Inc. as of the date hereof, and compliance by Holdings and its Affiliates with the terms and provisions of the Convertibles SPA and the SEPA, shall not constitute a breach, Default, or Event of Default under the Amended Loan Agreement.

(b) The Agent, on behalf of itself and the Lenders, acknowledges and agrees that: (i) the SEPA, the Convertibles SPA, and any Transaction Document (as defined in the Convertibles SPA) (collectively, the “Yorkville Documents”) are for the sole benefit of the parties thereto and their respective successors and permitted assigns (collectively, the “Yorkville Parties”) and nothing in the Yorkville Documents, express or implied, is intended to or shall confer upon the Agent, the Lenders, or any other Person, any legal or equitable right, benefit, or remedy of any nature whatsoever; and (ii) none of the Yorkville Parties has made any representation or warranty to it and that no act by any of the Yorkville Parties shall be deemed to constitute any representation or warranty by any such Yorkville Parties to the Agent.

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(c) THE AGENT, ON BEHALF OF ITSELF AND THE LENDERS, HEREBY COVENANTS AND AGREES NOT TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY AGAINST THE YORKVILLE PARTIES ARISING OUT OF OR RELATED TO ANY OF THE YORKVILLE PARTIES’ ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS IN EXECUTING, DELIVERING, PERFORMING AND ENFORCING THE YORKVILLE DOCUMENTS.

SECTION 4. Conditions Precedent to Effectiveness of Sixth Amendment. This Sixth Amendment shall become effective as of the date first written above (the “Sixth Amendment Effective Date”) upon satisfaction of each of the following conditions precedent (except to the extent such conditions precedent are subject to Section 5):

(a) Sixth Amendment. This Sixth Amendment shall have been duly executed and delivered to the Agent by each of the Loan Party Obligors, the Lenders and the Agent.

(b) Representations and Warranties; No Default. The following statements shall be true on the Sixth Amendment Effective Date, both immediately before and immediately after giving effect to this Sixth Amendment and the consummation of the transactions contemplated by this Sixth Amendment taking place on or about the Sixth Amendment Effective Date:

(i) the representations and warranties contained in the Amended Loan Agreement and the other Loan Documents shall be true and correct in all respects as of the Sixth Amendment Effective Date as though made on and as of the Sixth Amendment Effective Date (or, to the extent such representations or warranties are expressly made solely as of an earlier date, such representations and warranties shall be true and correct as of such earlier date), and

(ii) no Default or Event of Default shall have occurred and be continuing.

(c) Fees and Expenses. The Agent shall have received all fees and other amounts due and payable on or prior to the Sixth Amendment Effective Date and reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers under the Existing Loan Agreement.

For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Sixth Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Agent shall have received notice from such Lender prior to the proposed Sixth Amendment Effective Date specifying its objection thereto.

SECTION 5. Representations and Warranties. Each Borrower and each other Loan Party Obligor represents and warrants to the Lenders and the Agent that:

(a) Authorization; No Contravention. The execution, delivery and performance by each Loan Party Obligor of this Sixth Amendment and all other instruments and agreements required to be executed and delivered by such Loan Party Obligor in connection with the transactions contemplated hereby or referred to herein (collectively, the “Amendment Documents”) (i) have been duly and validly authorized by all corporate, stockholder, partnership or limited liability company action required to be taken by the Loan Party Obligors, (ii) do not violate or contravene such Loan Party Obligor’s Governing Documents or any applicable law or any material agreement or instrument or any court order which is binding upon any Loan Party Obligor or its property, (iii) do not constitute grounds for acceleration of any Indebtedness or obligation under any material agreement or instrument which is binding upon any Loan Party Obligor or its property, and (iv) do not require the consent of any Person.

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(b) Government Approvals. No Loan Party Obligor is required to obtain any government approval, consent, or authorization from, or to file any declaration or statement with, any Governmental Authority in connection with or as a condition to the execution, delivery or performance of this Sixth Amendment or any other Amendment Document.

(c) Enforceability. Each of this Sixth Amendment, the other Amendment Documents, and the Amended Loan Agreement is a legal, valid and binding obligation of each Loan Party Obligor party thereto, enforceable against each Loan Party Obligor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

SECTION 6. Survival of Representations and Warranties. All representations and warranties made in this Sixth Amendment or in any other Amendment Document shall survive the execution and delivery of this Sixth Amendment. Such representations and warranties have been or will be relied upon by the Agent and each Lender, regardless of any investigation made by the Agent or any Lender or on their behalf and notwithstanding that the Agent or any Lender may have had notice or knowledge of any Default at the time of any extension of credit by the Agent or such lender, and shall continue in full force and effect as long as any Loan or any other Obligation under the Amended Loan Agreement or any other Loan Document shall remain unpaid or unsatisfied.

SECTION 7. Effect of Sixth Amendment, Release, Etc.

(a) Effect of Sixth Amendment. After giving effect to this Sixth Amendment on the Sixth Amendment Effective Date, the Amended Loan Agreement and the other Loan Documents shall be and remain in full force and effect in accordance with their terms and are hereby ratified and confirmed by the Borrowers and each other Loan Party Obligor in all respects. The execution, delivery, and performance of this Sixth Amendment shall not operate as a waiver of any right, power, or remedy of the Agent or the Lenders under the Existing Loan Agreement or the other Loan Documents. The Borrowers and each other Loan Party Obligor hereby acknowledges and agrees that, after giving effect to this Sixth Amendment, all of its obligations and liabilities under the Existing Loan Agreement and the other Loan Documents to which it is a party, as such obligations and liabilities have been amended by this Sixth Amendment, are reaffirmed and remain in full force and effect. All references to the Existing Loan Agreement in any Loan Document or other document or instrument delivered in connection therewith shall be deemed to refer to the Amended Loan Agreement. Nothing contained herein shall be construed as a novation of the Obligations outstanding under and as defined in the Existing Loan Agreement, which shall remain in full force and effect, except as modified hereby.

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(b) Reaffirmation of Grant of Security Interests. Each Borrower and each other Loan Party Obligor hereby reaffirms its grant to the Agent, for the benefit of the Lenders, of a continuing security interest in and Lien upon the Collateral of such Person, whether now owned or hereafter acquired or arising, and wherever located, all as provided in the Loan Documents, and each Borrower and other Loan Party Obligor hereby reaffirms that the Obligations are and shall continue to be secured by the continuing security interest and Lien granted by such Person to the Agent, for the benefit of the Lenders, pursuant to the Loan Documents.

(c) Limited Effect. This Sixth Amendment relates only to the specific matters expressly covered herein, shall not be considered to be an amendment or waiver of any rights or remedies that the Agent or any Lender may have under the Existing Loan Agreement or any other Loan Document (except as expressly set forth herein) or under applicable law, and shall not be considered to create a course of dealing or to otherwise obligate in any respect the Agent or any Lender to execute similar or other amendments or waivers or grant any amendments or waivers under the same or similar or other circumstances in the future.

(d) RELEASE. EACH BORROWER AND LOAN PARTY OBLIGOR HEREBY ACKNOWLEDGES THAT, AS OF THE DATE HEREOF, SUCH PERSON HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF SUCH PERSON’S LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDERS, AGENT, OR THEIR RESPECTIVE AFFILIATES, PARTICIPANTS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, MANAGERS, MEMBERS, EMPLOYEES OR ATTORNEYS. EACH BORROWER AND LOAN PARTY OBLIGOR HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE LENDERS, AGENT, THEIR RESPECTIVE AFFILIATES AND PARTICIPANTS, AND THEIR PREDECESSORS, AGENTS, MANAGERS, MEMBERS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS SIXTH AMENDMENT IS EXECUTED, WHICH ANY BORROWER OR LOAN PARTY OBLIGOR MAY NOW OR HEREAFTER HAVE AGAINST LENDERS, AGENT, OR THEIR RESPECTIVE PREDECESSORS, AGENTS, MANAGERS, MEMBERS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE LIABILITIES, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT. EACH BORROWER AND LOAN PARTY OBLIGOR HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST LENDERS, AGENT, THEIR RESPECTIVE AFFILIATES AND PARTICIPANTS, OR THEIR RESPECTIVE SUCCESSORS, AGENTS, MANAGERS, MEMBERS, ATTORNEYS, OFFICERS, DIRECTORS, EMPLOYEES, AND PERSONAL AND LEGAL REPRESENTATIVES ARISING ON OR BEFORE THE DATE HEREOF OUT OF OR RELATED TO LENDERS’ OR AGENT’S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTING OR ATTEMPTING TO COLLECT THE OBLIGATIONS OF ANY BORROWER OR ANY LOAN PARTY OBLIGOR TO LENDERS AND AGENT, WHICH OBLIGATIONS ARE EVIDENCED BY THE LOAN DOCUMENTS, EXCEPT FOR THOSE CLAIMS ARISING OUT OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF AGENT OR ANY LENDER.

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SECTION 8. Miscellaneous.

(a) Sixth Amendment as Loan Document. This Sixth Amendment constitutes a Loan Document under the Amended Loan Agreement.

(b) Headings. Section headings in this Sixth Amendment are included herein for convenience and do not affect the meanings of the provisions that they precede.

(c) Severability. If any provision of this Sixth Amendment or any other Amendment Document is held invalid or unenforceable, either in its entirety or by virtue of its scope or application to given circumstances, such provision shall thereupon be deemed modified only to the extent necessary to render same valid, or not applicable to given circumstances, or excised from this Sixth Amendment or such other Amendment Document, as the situation may require, and this Sixth Amendment and the other Amendment Documents shall be construed and enforced as if such provision had been included herein as so modified in scope or application, or had not been included herein or therein, as the case may be.

(d) GOVERNING LAW. THIS SIXTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUCTED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES. FURTHER, THE LAW OF THE STATE OF NEW YORK SHALL APPLY TO ALL DISPUTES OR CONTROVERSIES ARISING OUT OF OR CONNECTED TO OR WITH THIS SIXTH AMENDMENT OR THE OTHER AMENDMENT DOCUMENTS WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

(e) Costs and Expenses. Each Borrower and Loan Party Obligor hereby affirms its obligation under the Amended Loan Agreement to reimburse the Agent for all fees and expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Sixth Amendment, including but not limited to the internal and external attorneys’ fees and expenses of attorneys for the Agent with respect thereto.

(f) Execution in Counterparts. This Sixth Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. This Sixth Amendment may be executed by signatures delivered by facsimile or electronic mail, each of which shall be fully binding on the signing party.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be executed and delivered as of the date first above written.

PATHLIGHT CAPITAL LP,
as Agent

By: Pathlight GP LLC, its General Partner

By:	/s/ Shawn Pennels
Name:	Shawn Pennels
Title:	Director

PATHLIGHT CAPITAL FUND I LP, as a Lender

By: Pathlight GP LLC, its General Partner

By:	/s/ Shawn Pennels
Name:	Shawn Pennels
Title:	Director

PATHLIGHT CAPITAL OFFSHORE FUND I LP, as a Lender

By: Pathlight GP LLC, its General Partner

By:	/s/ Shawn Pennels
Name:	Shawn Pennels
Title:	Director

[Signature Page to Sixth Amendment to Loan and Security Agreement]

RUBICON GLOBAL, LLC, as a Borrower and a Loan Party Obligor
By:	/s/ Phil Rodoni
Name:	Phil Rodoni
Title:	Chief Executive Officer of its Sole Member

RIVERROAD WASTE SOLUTIONS, INC.,
as a Borrower and a Loan Party Obligor

By:	/s/ Marc Spiegel
Name:	Marc Spiegel
Title:	President

RUBICON TECHNOLOGIES HOLDINGS, LLC,
as a Loan Party Obligor

By:	/s/ Phil Rodoni
Name:	Phil Rodoni
Title:	Chief Executive Officer

CLEANCO LLC,
as a Loan Party Obligor

By:	/s/ Phil Rodoni
Name:	Phil Rodoni
Title:	Chief Executive Officer of its Sole Member

CHARTER WASTE MANAGEMENT, INC.,
as a Loan Party Obligor

By:	/s/ Marc Spiegel
Name:	Marc Spiegel
Title:	President

[Signature Page to Sixth Amendment to Loan and Security Agreement]

RUBICON TECHNOLOGIES INTERNATIONAL, INC.,
as a Loan Party Obligor

By:	/s/ Marc Spiegel
Name:	Marc Spiegel
Title:	President

[Signature Page to Sixth Amendment to Loan and Security Agreement]